GAIN ON FORGIVENESS OF LIABILITIES	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
GAIN ON FORGIVENESS OF LIABILITIES

On October 2, 2008, the Company entered into a payment agreement with a vendor, settling a balance of $52,598. It was agreed between the Company and the vendor that 50% of the amount owed, or $26,299, would be forgiven and the remainder would be paid in two installments, which were, 50%, or $13,150, upon execution of the payment agreement and $13,149 upon an infusion of capital into the Company. Since the inception of the payment agreement, the amount to be forgiven, $26,299, continued to be recorded as an accounts payable up until the infusion of $1 million from the issuance of the Note in April 2010. When the Note was issued, the final installment payment of $13,149 was paid and the $26,299 was recognized as a gain on forgiveness of liabilities by the Company during the year ended December 31, 2010.

On October 5, 2011, priority claims of former employees in the amount of $119,667 originating as a result of the Company’s Bankruptcy petition filed June 26, 2010 (the “Priority Claimants”), were settled and paid by the Company. These amounts consisted of accrued and owed payroll amounts, accrued vacation and any other claims held against the Company at October 5, 2011. The Priority Claimants were given cash in the amount $47,975 and 300,000 stock options valued at $11,400 (using the Black-Scholes option pricing model to estimate the grant-date fair value) and the difference of $60,292 was recognized as a gain on forgiveness of liabilities during the year ended December 31, 2011.